QUAKER® INVESTMENT TRUST	Supplement dated January 25, 2008
to the Statement of Additional Information
Dated October 29, 2007

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Statement of Additional Information. Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Statement of Additional Information.

QUAKER BIOTECH PHARMA-HEALTHCARE FUND (“THE FUND”)

Due to State Street Global Alliance Inc.’s (“SSgA”) investment in Sectoral Asset Management (“S.A.M.”), it holds 25% of S.A.M.’s voting securities. Under the Investment Company Act of 1940, as amended (the “1940 Act”), this investment resulted in a change-of-control of S.A.M. The change-of-control does not affect S.A.M.’s daily operations or result in any change in the personnel managing the Fund. Under the 1940 Act, a change-of-control has the effect of automatically terminating the existing subadvisory agreement between Quaker Funds, Inc. (“QFI”) and S.A.M. As a result, on November 8, 2007, the Board of Trustees considered and approved a new subadvisory agreement between QFI and S.A.M containing terms that are identical to those of the existing subadvisory agreement.

The following is added to, and to the extent inconsistent therewith supersedes, disclosure- in the section entitled “Investment Advisory and Other Services” on page 24 of the Statement of Additional Information:

Sectoral Asset Management, Inc. (“S.A.M”), located at 1000 Sherbrooke Street West, Suite 2120, Montreal, Quebec H3A 3G4, Canada, serves as sub-adviser to Quaker Biotech Pharma-Healthcare Fund. S.A.M. is registered as an investment adviser with the SEC under the Advisers Act, and provides investment advisory services to institutional clients. As of September 30, 2007, the firm had approximately $3.1 billion of assets under management. S.A.M. is a majority employee owned and operated corporation, and its majority shareholders are Messrs. Jérôme Pfund, CFA and Michael Sjöström CFA.

QUAKER STRATEGIC GROWTH FUND

Effective December 31, 2007, Chris Perras has resigned as a portfolio manager to the Quaker Strategic Growth Fund. The references to Mr. Perras on pages 25, 26 and 27 are hereby deleted.